SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)             June 25, 2002
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                            CPI AEROSTRUCTURES, INC.
               (Exact Name of Registrant as Specified in Charter)



       New York                      1-11398                   11-2520310
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(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)             Identification No.)




200A Executive Drive, Edgewood, New York                     11717
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code    (631) 586-5200
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS

         On June 25, 2002, CPI Aerostructures, Inc. (the "Company") and its wholly-owned subsidiary, Kolar, Inc. ("Kolar", and together with the Company, the "Borrowers") signed the Amended and Restated Credit Agreement with the several banks and other financing institutions or entities from time to time parties thereto and JPMorgan Chase Bank, as Administrative Agent ("JPMorgan"), restructuring their original debt facilities with JPMorgan (formerly known as Chase Manhattan Bank) and GE Capital CFE, Inc. (as assignee of Mellon Bank, N.A.).

         Under the Amended and Restated Credit Agreement, one tranche ("Tranche A") of the senior bank loans will be amortized at an amount beginning at $50,000 per month, increasing to $100,000 during the term, with a final payment of the balance due on June 30, 2003. The aggregate principal amount of the Tranche A loan currently outstanding is $2,631,570.

         A second tranche ("Tranche B"), the amount representing the remaining mortgage debt from the Kolar properties, will be repaid in monthly installments accordance with the terms of the original Credit Agreement, with a final payment on September 30, 2007. The aggregate remaining principal amount of the Tranche B loan is $275,462.

         A third tranche ("Tranche C"), the amount representing the net deficiency arising from the sale of certain equipment previously leased to Kolar by JPMorgan Leasing, Inc. (formerly Chase Equipment Leasing, Inc.), an affiliate of JPMorgan, will be amortized at $20,000 per month, with a final payment on June 30, 2003. The aggregate remaining principal amount of the Tranche C loan is $704,484.

         In 1997, the Borrowers entered into a purchase money note agreement with Kolar Machine, Inc, (now known as Ralok, Inc. ("Ralok")) in the principal amount of $4,000,000. The note issued was originally due on June 30, 2002 and is secured by a security interest on all of the assets of the Borrowers that is subordinate to the security interest of the bank lenders. The note is currently convertible, at Ralok's option, into 333,334 shares of Common Stock of the Company. Pursuant to the terms of the subordination agreement between the bank lenders and Ralok, Ralok was prohibited from receiving current payments of interest on its note. As amended, the subordinated note issued in connection with the Kolar acquisition will mature ninety days after the maturity of the bank loans but not later than September 30, 2007. Until then, it will continue to accrue interest, which will be compounded monthly and paid at maturity together with the principal amount. As of June 30, 2002, $898,035 of unpaid interest will have accrued.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      Exhibits

         10.43 Amended and Restated Credit Agreement, among the Borrowers, the Lenders and JPMorgan, dated June 25, 2002.

         10.44 Form of Replacement Term Note, between Kolar and JPMorgan, dated June 25, 2002.

         10.45 Tranche C Intercreditor and Subordination Agreement, among the Lenders, the Borrowers and JPMorgan, dated June 25, 2002.

         10.46 Tranche C Term Note, among the Borrowers and JPMorgan, dated June 25, 2002.

         10.47 Amendment to Intercreditor and Subordination Agreement, among the Subordinated Lenders (as therein defined), the Borrowers and JPMorgan, dated June 25, 2002.

         10.48 Amendment to Guarantee and Collateral Agreement among the Borrowers and JPMorgan, dated June 25, 2002.

         10.49 Tranche C Mortgage, Fixture Filing and Assignment of Leases and Rents, between Kolar and JPMorgan, dated June 25, 2002.

         10.50 Amendment to Security Agreement, between the Borrowers and Ralok, dated June 25, 2002.

         10.51 Amended and Restated Seller Note, between the Borrowers and Ralok, dated June 25, 2002.

         10.52 CPI Seller Guaranty Amendment, among CPI and Ralok, dated June 25, 2002.

         10.53 Seller Mortgage Subordination Agreement, between Ralok and JPMorgan, dated June 25, 2002.

         10.54 Mortgage Modification Agreement, between Kolar and JPMorgan, dated June 25, 2002.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 26, 2002                              CPI AEROSTRUCTURES, INC.



                                                    By:      /s/ Edward J. Fred
                                                             -------------------
                                                             Edward J. Fred
                                                             President and Chief
                                                             Financial Officer


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